Supplement dated February 9, 2024, to the Updating Summary Prospectus and
Prospectus dated April 27, 2023, for Schwab Genesis Variable AnnuityTM and Schwab Genesis Advisory
Variable AnnuityTM  contracts issued by Protective Life Insurance Company
PLICO Variable Annuity Account S
Supplement dated February 9, 2024, to the Updating Summary Prospectus and
Prospectus dated April 27, 2023, for Schwab Genesis Variable Annuity NYTM and Schwab Genesis Advisory
Variable Annuity NYTM contracts issued by Protective Life and Annuity Insurance Company
PLAIC Variable Annuity Account S
This Supplement amends certain information in your variable annuity contract prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

On February 26, 2024, the following information in the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT" section of the Updating Summary Prospectus and Prospectus is removed and replaced by the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)			SecurePay Life Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Taxable Bond	Empower Bond Index Fund - Investor Class (formerly, Great-West Bond Index Fund)(1)(4) – Franklin Advisers, Inc. and Franklin Advisory Services, LLC	0.50%	-13.68%	-0.56%	0.54%	1

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at
1-800-456-6330. Please keep this Supplement for future reference.

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